Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS SERIES

Supplement to the Prospectus

Notwithstanding anything to the contrary in the Prospectus, the following paragraph shall be added to “Market Risk” in the “Risk Factors” section of the Prospectus:

Market Disruption Risks Related to Russia-Ukraine Conflict. Following Russia's invasion of Ukraine in late February 2022, various countries, including the United States, NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain industries including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on your Portfolio's performance and the value of an investment in your Portfolio, even beyond any direct investment exposure your Portfolio may have to Russian issuers or the adjoining geographic regions.

Supplement Dated: April 14, 2022